UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

AULT ALLIANCE, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

PRELIMINARY PROXY STATEMENT

SUBJECT TO COMPLETION – DATED JULY ___, 2024

AULT ALLIANCE, INC.

11411 Southern Highlands Pkwy, Suite 240

Las Vegas, NV 89141

Telephone: (949) 444-5464

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Virtual Meeting Only – No Physical Meeting Location

To Be Held on August 26, 2024

We cordially invite you to attend the Special Meeting (the “Meeting”) of stockholders of Ault Alliance, Inc. (the “Company”). In the interest of providing our stockholders with greater access and flexibility to attend the Meeting, notice is hereby given that the location, date and time of the Meeting will be held in a virtual meeting format only on August 26, 2024 at 12:00 P.M. Eastern Time. You will not be able to attend the Meeting in person.

To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/XXXXXX. To login to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Details regarding logging onto and attending the meeting over the website and the business to be conducted are described in the Proxy Card included with this proxy statement.

The Meeting will be held for the following purposes:

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s 10% OID Convertible Promissory Note (the “Note”) in the principal amount of $5,390,000 into the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”), which Note was issued pursuant to the Note Purchase Agreement dated July 18, 2024 (the “Note Financing Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

The accompanying proxy statement sets forth additional information regarding the Meeting and provides you with detailed information regarding the business to be considered at the Meeting. We encourage you to read the proxy statement carefully and in its entirety.

Only stockholders of record at the close of business on ___________ ___, 2024, the record date for the Meeting, will be entitled to vote at the Meeting or any adjournments or postponements thereof. The proxy materials will be mailed to stockholders on or about August 12, 2024.

Important Notice Regarding the Availability of Proxy Materials for the Meeting of Stockholders to be held on August 26, 2024:

This Notice of Meeting of Stockholders and the accompanying proxy statement are available on the Internet at www.envisionreports.com/AULT for registered holders and http://www.edocumentview.com/AULT for street holders.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Milton C. Ault III

Executive Chairman

August __, 2024

HOW TO VOTE: Your vote is important. Whether or not you plan to virtually attend the Meeting, we hope you will vote as soon as possible by either (1) mailing your completed and signed proxy card(s) to Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) calling the toll-free number printed on your proxy card(s) and following the recorded instructions or (3) visiting the website indicated on your proxy card(s) and following the on-line instructions. You may revoke a previously submitted proxy at any time prior to the Meeting. If you decide to attend the Meeting and wish to change your proxy vote, you may do so automatically by voting at the Meeting.

TABLE OF CONTENTS
Page
INFORMATION CONCERNING THE MEETING	1
QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING	3
PROPOSAL NO. 1: APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF A 10% OID CONVERTIBLE PROMISSORY NOTE PURSUANT TO THE NOTE PURCHASE AGREEMENT WITH THE INVESTOR	8
Description of the Note	8
Stockholder Approval Requirement	9
Reasons for Transaction	9
Effect on Current Stockholders; Dilution	9
Required Vote and Board Recommendation	9
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	10
OTHER BUSINESS	11

i

AULT ALLIANCE, INC.

11411 Southern Highlands Pkwy, Suite 240,

Las Vegas, NV

Telephone: (949) 444-5464

PRELIMINARY PROXY STATEMENT

FOR THE MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 26, 2024

INFORMATION CONCERNING THE SPECIAL MEETING

General

The enclosed proxy is solicited by the Board of Directors (the “Board”) of Ault Alliance, Inc. (the “Company”), for use at the Special Meeting of the Company’s stockholders (the “Meeting”) to be held in virtual format on August 26, 2024 at 12:00 P.M. Eastern Time and at any adjournments thereof. Whether or not you expect to attend the Meeting, please vote your shares as promptly as possible to ensure that your vote is counted. The proxy materials will be furnished to stockholders on or about August 12, 2024.

The Meeting will be held in a virtual meeting format only. You will not be able to attend the Meeting in person. To access the virtual meeting please click the Virtual Stockholder Meeting link: meetnow.global/XXXXXX. To login to the virtual meeting you have two option: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number.

Action to be taken under Proxy

Unless otherwise directed by the giver of the proxy, the persons named in the form of proxy, namely, Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, its Chief Executive Officer, or either one of them who acts, will vote:

•	FOR the approval, pursuant to Rule 713(a) of the NYSE American, of the conversion of the Company’s 10% OID Convertible Promissory Note (the “Note”) in the principal amount of $5,390,000 into the Company’s Class A common stock, par value $0.001 per share (the “Common Stock”), which Note was issued pursuant to the Note Purchase Agreement dated July 18, 2024 (the “Note Financing Proposal”); and

•	FOR approval of the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

By submitting your proxy (via the Internet, telephone or mail), you authorize Milton C. “Todd” Ault, III, the Company’s Executive Chairman and William B. Horne, the Company’s Chief Executive Officer, to represent you and vote your shares at the Meeting in accordance with your instructions. They also may vote your shares to adjourn the Meeting and will be authorized to vote your shares at any postponements or adjournments of the Meeting.

YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY VOTE YOUR SHARES OVER THE INTERNET, BY TELEPHONE OR BY MAIL.

Who is Entitled to Vote; Vote Required; Quorum

As of the record date of ______________ ___, 2024 (the “Record Date”), there were (i) ___________ shares of Common Stock issued and outstanding, and (ii) 44,000 shares of the Company’s Series C Convertible Preferred Stock (the “Preferred Stock” and with the Common Stock, the “Capital Stock”), which as of the Record Date were convertible into [XXXXXX] shares of Common Stock, which together constitute all of the outstanding voting capital stock of the Company. Stockholders are entitled to one vote for each share of Common Stock held by them.

Thirty-five percent (35%) of the ____________ outstanding shares of Capital Stock will constitute a quorum at the Meeting.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received such instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, both proposals at this Meeting are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals. There are no routine matters that brokers are entitled to vote upon without receiving instructions.

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Determination of whether a matter specified in the Notice of Special Meeting of Stockholders has been approved will be determined as follows:

•	For the two matters specified in the Notice of Meeting of Stockholders, the affirmative vote of a majority of the shares of Capital Stock present at the Meeting in person or by proxy and entitled to vote on such matter is required for approval. Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against the proposal. Broker non-votes will be considered shares not present for this purpose and will have no effect on the outcome of the vote.

Abstentions and broker non-votes will be counted for purposes of determining whether a quorum is present for the Meeting.

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QUESTIONS AND ANSWERS ABOUT THESE PROXY MATERIALS AND VOTING

What is the purpose of the Meeting?

At the Meeting, the stockholders will be asked:

•	To approve, pursuant to Rule 713(a) of the NYSE American, the conversion of the Company’s 10% OID Convertible Promissory Note (the “Note”) in the principal amount of $5,390,000 into the Common Stock, which Note was issued pursuant to the Note Purchase Agreement dated July 18, 2024 (the “Note Financing Proposal”); and

•	To approve the adjournment of the Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Meeting, there are not sufficient votes to approve any of the other proposals before the Meeting (the “Adjournment Proposal”).

Who is entitled to vote?

The Record Date for the Meeting is ___________, 2024. Only stockholders of record at the close of business on that date are entitled to vote at the Meeting. Stockholders are entitled to one vote for each share of Common Stock held by them.

Thirty-five percent (35%) of the ____________ outstanding shares of Capital Stock will constitute a quorum at the Meeting.

 Why am I receiving these materials?

We have sent you these proxy materials because the Board of the Company is soliciting your proxy to vote at the Meeting. According to our records, you were a stockholder of the Company as of the end of business on the Record Date for the Meeting.

You are invited to vote on the proposals described in this proxy statement.

The Company intends to mail these proxy materials on or about August 12, 2024, to all stockholders of record on the Record Date.

What is included in these materials?

These materials include:

•	the Notice of Special Meeting of Stockholders;

•	this proxy statement for the Meeting; and

•	the Proxy Card.

What is the proxy card?

The proxy card enables you to appoint Milton C. “Todd” Ault, III, the Company’s Executive Chairman, and William B. Horne, the Company’s Chief Executive Officer, as your representatives at the Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you log in to the Meeting.

Can I view these proxy materials over the Internet?

Yes. The Notice of Meeting, this proxy statement and accompanying proxy card are available at www.envisionreports.com/AULT.

How can I attend the Meeting?

The Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting. No physical meeting will be held.

You will be able to attend the Meeting online by visiting meetnow.global/XXXXXX. To log in to the virtual meeting you have two options: Join as a “Guest” or Join as a “Stockholder.” If you join as a “Stockholder” you will be required to have a control number. You also will be able to vote your shares online by attending the Meeting by webcast.

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To participate in the Meeting, you will need to review the information included on your Notice, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below. The online meeting will begin promptly at 12:00 P.M. Eastern Time. We encourage you to access the meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.

How do I register to attend the Meeting virtually on the Internet?

If you are a registered stockholder (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the Meeting virtually on the Internet. Please follow the instructions on the notice or proxy card that you received.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting virtually on the Internet.

To register to attend the Meeting online by webcast you must submit proof of your proxy power (legal proxy) reflecting your ownership of Common Stock along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 P.M., Eastern Time, on August 22, 2024.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email:

Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:

Computershare
Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001

Why are you holding a virtual meeting instead of a physical meeting?

We are embracing the latest technology in order to provide expanded access, improved communication and cost savings for our stockholders and the Company. We believe that hosting a virtual meeting will enable more of our stockholders to attend and participate in the meeting since our stockholders can participate from any location around the world with Internet access.

How do I vote?

Either (1) mail your completed and signed proxy card(s) to Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, Attention: Corporate Secretary, (2) call the toll-free number printed on your proxy card(s) and follow the recorded instructions or (3) visit the website indicated on your proxy card(s) and follow the on-line instructions. If you are a registered stockholder and attend the Meeting, then you may deliver your completed proxy card(s) or vote pursuant to the instructions on the proxy card. If your shares are held by your broker or bank, in “street name,” then you will receive a form from your broker or bank seeking instructions as to how your shares should be voted. If you do not give instructions to your record holder, it will nevertheless be entitled to vote your shares in its discretion on the Adjournment Proposal, but not on the Note Financing Proposal.

Am I entitled to vote if my shares are held in “street name”?

If your shares are held by a bank, brokerage firm or other nominee, you are considered the “beneficial owner” of shares held in “street name.” If your shares are held in street name, the proxy materials are being made available to you by your bank, brokerage firm or other nominee (the “record holder”), along with voting instructions. As the beneficial owner, you have the right to direct your record holder how to vote your shares, and the record holder is required to vote your shares in accordance with your instructions. If you do not give instructions to your record holder, it will not be entitled to vote your shares on any proposal.

As the beneficial owner of shares, you are invited to attend the Meeting. If you are a beneficial owner, however, you may not vote your shares at the Meeting unless you obtain a legal proxy, executed in your favor, from the record holder of your shares.

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How many shares must be present to hold the Meeting?

A quorum must be present at the meeting for any business to be conducted. The presence at the meeting, (i) by logging in to meetnow.global/XXXXXXXX; there is no password required, or (ii) by proxy, of the holders of thirty-five percent (35%) of the shares of Capital Stock outstanding on the Record Date will constitute a quorum. Proxies received but marked as abstentions will be counted towards the quorum.

What if a quorum is not present at the Meeting?

If a quorum is not present or represented at the Meeting, the holders of a majority of the shares entitled to vote at the Meeting who are present in person or represented by proxy, or the chairman of the Meeting, may adjourn the Meeting until a quorum is present or represented. The time and place of the adjourned meeting will be announced at the time the adjournment is taken, and no other notice will be given.

Is there a deadline for submitting proxies electronically or by telephone or mail?

Proxies submitted electronically or by telephone as described above must be received by 11:59 A.M. Eastern Time on August 26, 2024. Proxies submitted by mail should be received before 12:00 P.M. Eastern Time on August 23, 2024.

Can I revoke my proxy and change my vote?

You may change your vote at any time prior to the taking of the vote at the meeting. If you are the stockholder of record, you may change your vote by (1) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the methods described above (and until the applicable deadline for each method), (2) providing a written notice of revocation to the Company’s Executive Chairman at Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, prior to your shares being voted, or (3) virtually attending the Meeting and voting in accordance with the instructions on the proxy card. Attendance at the Meeting will not cause your previously granted proxy to be revoked unless you specifically so request. For shares you hold beneficially in street name, you may change your vote by submitting new voting instructions to your broker, bank, trustee or nominee following the instructions they provided, or, if you have obtained a legal proxy from your broker, bank, trustee or nominee giving you the right to vote your shares, by attending the Meeting and voting.

Who can participate in the Meeting?

Only stockholders eligible to vote or their authorized representatives in possession of a valid control number will be admitted as participants to the Meeting.

Will my vote be kept confidential?

Yes, your vote will be kept confidential and not disclosed to the Company unless:

•	required by law;

•	you expressly request disclosure on your proxy; or

•	there is a proxy contest.

How does the Board of Directors recommend I vote on the proposals?

Our Board unanimously recommends that you vote your shares “FOR” each of the proposals presented in this proxy statement, consisting of:

(i)	The Note Financing Proposal; and

(ii)	The Adjournment Proposal.

Unless you provide other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board as set forth in this proxy statement.

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What if I do not specify how my shares are to be voted?

If you return a signed and dated proxy card without marking any voting selections, your shares will be voted in accordance with the Board’s recommended votes set forth immediately above, and if any other matter is properly presented at the Meeting, your proxy holder (one of the individuals named on your proxy card) will vote your shares using his best judgment.

Will any other business be conducted at the meeting?

The Company’s bylaws require stockholders to give advance notice of any proposal intended to be presented at the Meeting. We have not received any such notices. Accordingly, the Company does not anticipate any additional business will be conducted at the Meeting.

How many votes are needed to approve each proposal?

Approval of both proposals requires the favorable vote of a majority of the shares of Capital Stock present at the Meeting in person or by proxy and entitled to vote on the applicable matter at the Meeting.

How will abstentions be treated?

Abstentions will be considered shares present by proxy and entitled to vote and, therefore, will have the effect of a vote against each proposal.

What are “broker non-votes”?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the rules and interpretations of the New York Stock Exchange, “non-routine” matters include director elections (whether contested or uncontested) and matters involving a contest or a matter that may substantially affect the rights or privileges of stockholders.

In connection with the treatment of broker non-votes, both proposals are considered “non-routine” matters, and brokers are not entitled to vote uninstructed shares with respect to these proposals.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies but may be reimbursed for out-of-pocket expenses incurred in connection with the solicitation. We will also reimburse brokerage firms, banks and other agents for their reasonable out-of-pocket expenses incurred in forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

I share the same address with another stockholder of the Company. Why has our household only received one set of proxy materials?

The rules of the Securities and Exchange Commission’s (“SEC”) permit us to deliver a single set of proxy materials to one address shared by two or more of our stockholders. This practice, known as “householding,” is intended to reduce the Company’s printing and postage costs. We have delivered only one set of proxy materials to stockholders who hold their shares through a bank, broker or other holder of record and share a single address, unless we received contrary instructions from any stockholder at that address.

How can I find out the results of the voting at the Meeting?

Final voting results will be disclosed in a Form 8-K filed after the Meeting.

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Who can help answer my questions?

You can contact our corporate headquarters, at Ault Alliance, Inc., 11411 Southern Highlands Pkwy, Suite 240, Las Vegas, NV 89141, by sending a letter to Milton C. “Todd” Ault, III, our Executive Chairman, with any questions about the proposals described in this proxy statement or how to execute your vote.

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PROPOSAL NO. 1

APPROVAL, PURSUANT TO NYSE AMERICAN LISTING RULE 713(a), OF THE CONVERSION OF A 10% OID CONVERTIBLE NOTE PURSUANT TO THE NOTE PURCHASE AGREEMENT WITH THE INVESTOR

We are asking our stockholders to approve the conversion by the Company of a $5,390,000 10% OID Convertible Promissory Note (the “Note”) issued to an institutional investor (the “Investor”) pursuant to that certain Note Purchase Agreement (the “NPA”) by and between the Company and the Investor dated July 18, 2024 (the “Execution Date”), with a closing date of July 19, 2024 (the “Closing Date”).

The Note is being sold to the Investor for a purchase price of $4,900,000. The Note is convertible at any time after NYSE American (“NYSE”) approval of the Supplemental Listing Application (the “SLAP”) into shares of Common Stock (the “Conversion Shares”).

The NPA contains customary representations, warranties and agreements by the Company, obligations of the parties, termination provisions and closing conditions. The representations, warranties and covenants contained in the NPA were made only for purposes of such agreement and as of specific dates, were solely for the benefit of the parties to such agreement, and may be subject to limitations agreed upon by the contracting parties.

We are seeking stockholder approval for the issuance of shares in excess of 19.99% of the total number of shares of Common Stock outstanding as of the date of the NPA. If this Proposal No. 1 is not approved by our stockholders, the Company will not be able to extinguish its debt to the Investor through permitting the Investor to fully convert its Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to the Investor, likely under less favorable terms than those offered by the Investor.

Description of the Note

Description of the Convertible Promissory Note

The Note has a principal face amount of $5,390,000, which includes an original issue discount of $490,000. The Note accrues interest at the rate of 15% per annum, unless an event of default (as defined in the Note) occurs, at which time the Note would accrue interest at 18% per annum. The Note will mature on October 19, 2024.

The Note is convertible into Conversion Shares at any time after NYSE approval of the SLAP at a conversion price of $0.22 per share, subject to adjustment. If, on September 2, 2024 (the “Adjustment Date”), the closing bid price of the Common Stock is lower than the Conversion Price, then the Conversion Price shall be reduced to eighty-five percent (85%) of the closing bid price of the Common Stock on the Adjustment Date. However, if, after the issuance date and prior to the date on which Stockholder Approval (as defined below) is obtained, the holder of the Note has converted a portion of the outstanding amount under the Note into Conversion Shares in an aggregate amount equal to the NYSE Limit (as defined below), then the Adjustment Date shall be extended by such number of days between such date and the date on which we obtain Stockholder Approval. Notwithstanding the foregoing, in no event will the Note be convertible into Conversion Shares at a price lower than $0.10 (the “Floor Price”).

The Conversion Price is subject to adjustment in the event of an issuance of Common Stock at a price per share lower than the Conversion Price then in effect, as well as upon customary stock splits, stock dividends, combinations or similar events. The Floor Price shall not be adjusted for stock dividends, stock splits, stock combinations and other similar transactions.

The Company may not issue Conversion Shares to the extent such issuances would result in an aggregate number of shares of Common Stock exceeding 19.99% of the total shares of Common Stock issued and outstanding as of the Execution Date, in accordance with the rules and regulations of the NYSE (the “NYSE Limit”) unless the Company first obtains stockholder approval (the “Stockholder Approval”). Pursuant to the Purchase Agreement, the Company agreed to file a proxy or information statement to obtain the Stockholder Approval.

The Note contains standard and customary events of default including, but not limited to, failure to pay amounts due under the Note when required, default in covenants, bankruptcy events, failure to obtain Stockholder Approval and suspension or delisting from trading of our Common Stock on an eligible exchange.

The foregoing descriptions of the NPA, the Note and the transactions contemplated thereby do not purport to be complete and are qualified in their entirety by reference to the NPA filed as Exhibit 10.1, and the form of the Note filed as Exhibit 4.1, respectively, to the Current Report on Form 8-K filed with the SEC on July 19, 2024 and are incorporated herein by reference.

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Stockholder Approval Requirement

As noted above, the NPA provides that the number of shares to be issued to the Investor is initially limited to 19.99% of the total number of shares of Common Stock outstanding as of the date of the NPA until such time as the stockholders of the Company approve the issuance of additional shares, which consist of the remaining shares underlying the Note. We have agreed to promptly seek such stockholder approval and are seeking such approval at the Meeting.

Rule 713(a) of the NYSE American requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or principal stockholders of the issuer equals 20% or more of presently outstanding Common Stock, or equal to 20% or more of presently outstanding stock for less than the greater of book or market value of the stock, or when the issuance or potential issuance of additional shares will result in a change of control of the issuer. Stockholder approval of this Proposal 1 will constitute stockholder approval for purposes of Rule 713(a) of the NYSE American.

We are seeking stockholder approval for the issuance of a presently indeterminate number of shares of Common Stock to the Investor in connection with the conversion of the Note.  However, based on the Floor Price, the figure would at present result in the issuance of an aggregate of 53.9 million shares of Common Stock, not including any shares of Common Stock issuable upon conversion of accrued interest.

Our stockholders are not entitled to dissenters’ rights with respect to this Proposal, and we will not independently provide stockholders with any such right.

Reasons for Transaction

As stated above, if this Proposal No. 1 is not approved by our stockholders, the Company will not be able to extinguish its debt to the Investor through permitting the Investor to fully convert its Note. In that event, the Company anticipates it would need to seek alternative methods of repaying the debt owed to the Investor, likely under less favorable terms than those offered by the Investor.

Effect on Current Stockholders; Dilution

The NPA does not affect the rights of the holders of outstanding Common Stock, but the issuance of shares to the Investor pursuant to the terms of the NPA will have a dilutive effect on our existing stockholders, including the voting power and the economic rights of the existing stockholders. If we were to issue the Investor all _________ shares which it may acquire with stockholder approval, the Investor would have acquired approximately ____% of the ________ shares that would then have been outstanding as of the Record Date.

The availability for sale of a significant number of shares by the Investor may depress the market price of our Common Stock and, going forward, may impair our ability to raise additional capital through the public sale of our Common Stock. We do not have any arrangement with the Investor to address the possible effect on the price of our Common Stock of the sale by the Investor of its shares.

Required Vote and Board Recommendation

The issuance of shares underlying the Note to the Investor requires the receipt of the affirmative vote of a majority of the shares of the Company’s Capital Stock present in person or by proxy and voting at the Meeting.

The Board unanimously recommends a vote “FOR” the approval of the issuance of shares of Common Stock underlying the Note to the Investor in order to comply with Rule 713(a) of the NYSE American.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Except as otherwise indicated below, the following table sets forth certain information regarding beneficial ownership of our common stock as of the Record Date by (1) each of our current directors; (2) each of the executive officers; (3) each person known to us to be the beneficial owner of more than 5% of the outstanding shares of our common stock based upon Schedules 13G or 13D filed with the SEC; and (4) all of our directors and executive officers as a group. As of the Record Date, there were ________ shares of our Common Stock issued and outstanding.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of the Record Date are deemed to be outstanding and to be beneficially owned by the person or group holding such options or warrants for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group. Unless otherwise indicated by footnote, to our knowledge, the persons named in the table have sole voting and sole investment power with respect to all common stock shown as beneficially owned by them, subject to applicable community property laws.

Name and address of beneficial owner	Number of
	shares		Approximate
	beneficially		percent
	owned		of class
Greater than 5% Beneficial Owners:
Ault & Company, Inc.		(2)
Directors and Officers: (1)
Milton Ault, III		(3)
William Horne		(4)	*
Henry Nisser		(5)	*
Ken Cragun		(6)	*
Robert Smith		(7)	*
Mordechai Rosenberg		(8)	*
Jeffrey A. Bentz		(8)	*
All directors and executive officers as a group (seven persons)			%

(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Ault Alliance, Inc., 11411 Southern Heights Pkwy, Suite 240, Las Vegas, NV 89141.

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OTHER BUSINESS

The Board knows of no business to be brought before the Meeting other than as set forth above. If other matters properly come before the stockholders at the Meeting, it is the intention of the persons named on the proxy to vote the shares represented thereby on such matters in accordance with their judgment.

By Order of the Board of Directors,

/s/ Milton C. Ault, III
Milton C. Ault, III
Executive Chairman of the Board

August ___, 2024

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